Exhibit 99.1

ARCADIA RESOURCES ANNOUNCES THE SUCCESSFUL CLOSING OF A
$5 Million REGISTERED DIRECT OFFERING

INDIANAPOLIS, INDIANA, November 4, 2010 – Arcadia Resources, Inc. (NYSE Amex: KAD), a leading provider of innovative consumer health care services under the Arcadia HealthCareSM brand, today announced that it has completed the previously announced registered direct offer of 15,625,000 shares of its newly issued common stock at a price per share of $0.32. Arcadia received net proceeds from the sale of the shares, after placement agent fees and estimated offering expenses, of approximately $4.5 million. Arcadia expects to use net proceeds for corporate purposes, including funding of any working capital needs and expansion of its pharmacy business.

The securities were offered through Wilmington Capital Securities, LLC, as placement agent, by Intrinsic Advisory Group, Inc., and HFP Capital Markets, LLC, as sub-placement agent.

A shelf registration statement previously filed with the Securities and Exchange Commission (SEC) relating to the shares of common stock issued in the offering is effective, and a prospectus supplement relating to the offering was filed with the SEC on November 1, 2010. Copies of the prospectus supplement and accompanying prospectus may be obtained directly from the Company by contacting Arcadia Resources, Inc., 9320 Priority Way West Drive, Indianapolis, IN 46240. This announcement is neither an offer to sell nor a solicitation of an offer to buy any of our shares of common stock. No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Arcadia HealthCare

Arcadia HealthCare is a service mark of Arcadia Resources, Inc. (NYSE Amex: KAD), and is a leading provider of home care, medical staffing and pharmacy services under its proprietary DailyMed program.  The Company, headquartered in Indianapolis, Indiana, has 65 locations in 18 states.  Arcadia HealthCare’s comprehensive solutions and business strategies support the Company’s vision of “Keeping People at Home and Healthier Longer.”

Forward Looking Statements

Any statements contained in this release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21A of the Securities Exchange Act of 1934, as amended and otherwise within the meaning of court opinions construing such forward-looking statements. The Company claims all safe harbor and other legal protections provided to it by law for all of its forward-looking statements. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, estimates, uncertainties and other factors, which could cause actual financial or operating results, performances or achievements expressed or implied by such forward-looking statements not to occur or be realized, including our estimates of consumer demand for our services and products, required capital investment, competition, and other factors. Actual events and results may differ materially from those expressed, implied or forecasted in forward-looking statements due to a number of factors. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the Company’s filings with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” and elsewhere in the Company’s most recent Annual Report on Form 10-K and subsequent periodic reports. Among the factors that could cause future results to differ materially from those provided in our press release are: (i) we cannot be certain or our ability to generate sufficient cash flow to meet our obligations on a timely basis; (ii) we may be required to make significant business investments that do not produce offsetting increases in revenue; (iii) we may be unable to execute and implement our growth strategy; (iv) we may be unable to achieve our targeted performance goals for our business segments; and (v) other unforeseen events may impact our business. The forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update or alter its forward-looking statements, except as may be required by law.

Contact:

Matthew Middendorf
Chief Financial Officer
mmiddendorf@arcadiahealthcare.com
(317) 569-8234

Bill Bunting
In-Site Communications, Inc.
(212) 759-3929 / (415) 517-7013
bbunting@insitecony.com